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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 15, 1996
               (Date of Report - Date of earliest event reported)

                                     1-12282

                             Commission File Number

                             CORRPRO COMPANIES, INC.
             (Exact name of registrants as specified in its charter)

             OHIO                                     34-1422570
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)

                    1090 ENTERPRISE DRIVE, MEDINA, OHIO 44256
               (Address of principal executive offices) (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 723-5082


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Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

                  On November 15, 1996, Corrpro Companies, Inc. ("the Registrant") engaged KPMG Peat Marwick LLP ("KPMG") as the principal independent accountants to audit its financial statements. For the two most recent fiscal years and through November 15, 1996, the Registrant did not consult with KPMG regarding either the application of accounting principles or the type of audit opinion that might be rendered on the Registrant's financial statements.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CORRPRO COMPANIES, INC.
                                                      (Registrant)

Date:  November 18, 1996                        /s/  Neal R. Restivo
                                                -------------------------------
                                                Neal R. Restivo
                                                Senior Vice President
                                                Chief Financial Officer